                                                      EXHIBIT 10.16



                               SECURITY AGREEMENT

            SECURITY AGREEMENT dated as of April 17, 1997 (this "Agreement"), made by QUIETPOWER SYSTEMS, INC., with its principal office at 1675 Broadway, New York, New York 10019 (the "Company") to QPS Bridge, LLC, with an office at 1330 Avenue of the Americas, 36th Floor, New York, New York 10019, as agent (the "Agent") for the Purchasers (as defined below) of the Company's Senior Secured Promissory Notes.

                                 R E C I T A L S

            WHEREAS, the Company is a party to a Securities Purchase Agreement dated as of April 17, 1997 (the "Purchase Agreement"), relating to the sale by the Company of $2 million aggregate principal amount of Senior Secured Promissory Notes of the Company (the "Notes") to the purchasers (the "Purchasers") listed therein;

            WHEREAS, the Purchasers in the Purchase Agreement have appointed QPS Bridge, LLC, as their Agent for purposes of this Agreement;

            WHEREAS, DayStar Partners, L.P., as Agent for certain other secured lenders, the Company, and the Agent have executed an Intercreditor Agreement of even date herewith (the "Intercreditor Agreement") regarding the matters contained herein;

            WHEREAS, the Purchasers hold the Notes which shall be secured by the Collateral (as defined below) and it is a condition of the consummation of the Purchase Agreement that the Company make the assignments and grant the liens and security interests contemplated by this Agreement.

            NOW, THEREFORE, in consideration of the foregoing premises and in order to induce the Purchasers to enter into the Purchase Agreement, the Company hereby agrees with the Agent for its benefit and the benefit of the Purchasers, as follows:

            SECTION 1. Grant of Security. The Company hereby grants, assigns and pledges to the Agent for the benefit of the Purchasers, a lien on and security interest in all of the right, title and interest of the Company, whether now or hereafter acquired, in and to the Collateral. For the purposes of this Agreement, "Collateral" shall mean:

            (a) All tangible and intangible property of the Company (and all of the Company's right, title and interest therein and thereto), whether now owned by the Company or acquired by the Company after the date hereof at any time, including, but not limited to, goods, inventories, machinery, equipment, fixtures, documents, customer lists, contract rights, instruments, books, records, files, general intangibles, goodwill, chattel paper, accounts receivable and accounts, including all cash and non-cash proceeds of all such property, the products and increase of all such property, and all additions to and replacements of all such property;

            (b) Each of the patents, patent applications, patent licenses, trademarks, trade names, trade secrets, service marks, brand marks, brand names, copyrights, copyright applications, inventions, technologies, know-how, formulae, processes, names and likeness owned or licensed by the Company, which are presently, or in the future may be, owned, created, acquired, or used (whether pursuant to a license or otherwise) by the Company, in whole or in part, and all rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such rights, and the good will of the business to which each of such rights relates, including, without limitation:

                  (i) All of the trademarks, service marks, trade names, brand marks, and brand names, (whether or not registered) listed on Schedule A hereto;

                  (ii) All of the patents, patent applications, patent licenses, listed on Schedule B hereto;

                  (iii) All of the copyrights (whether or not registered) and copyright applications listed on Schedule C hereto; and

                  (iv) All of the licenses and license agreements in which the Company grants or receives any interest in any trademarks, service marks, trade names, brand marks, brand names, patents, patent applications, patent licenses, copyrights and copyright applications, which are listed on Schedule D hereto.

            (c) If an Event of Default shall have occurred and be continuing, all of the Company's right, title and interest to register any trademark, copyright or patent claims under any state or federal patent, trademark or copyright law or regulation of any foreign country and to apply for, renew, and extend any of the rights listed in clauses (a) and (b) above, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of the Company or in the name of the Agent for past, present, and future infringements of the above listed rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the associated goodwill;

            (d) All general intangibles relating to the foregoing (including without limitation all standards, formulae, recipes and procedures necessary to run the Company's business as set forth in its Business Plan, dated February, 1997, and thereafter); and

            (e) All proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral. The term "proceeds" includes whatever is receivable or received by the Company when Collateral is sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

            SECTION 2. Security Obligations. This Agreement secures the payment of all obligations of every kind or character now or hereafter existing between the Company and the Purchasers, whether matured or unmatured, contingent or liquidated, under the Notes and the Purchase Agreement, including any extensions, replacements, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses or otherwise and all such obligations of the Company now or hereafter existing under this Agreement (all such obligations being the "Obligations").

            SECTION 3. Representation, Warranties and Covenants. The Company represents and warrants as follows:

            (a) Except as set forth on Schedule 3(a) hereto, the Company is the sole, legal and beneficial owner of the entire right, title and interest in and to the Collateral free and clear of any lien, security interest, option, charge, pledge, license, assignment (whether conditional or not) or covenant, or any other encumbrance except for the liens, licenses and security interests created or permitted by this Agreement or listed on the Schedules hereto.

            (b) Set forth on Schedule A is a complete and accurate list of all trademarks, service marks, trade names, brand marks, and brand names, (whether or not registered) owned by the Company.

            (c) Set forth on Schedule B is a complete and accurate list of all patents, patent applications, and patent licenses owned by the Company.

            (d) Set forth on Schedule C is a complete and accurate list of all copyrights (whether or not registered) and copyright applications owned by the Company.

            (e) Set forth on Schedule D is a complete and accurate list of all licenses and license agreements in which the Company grants or receives any interest in any trademarks, service marks, trade names, brand marks, brand names, patents, patent applications, patent licenses, copyrights and copyright applications, owned by the Company.

            (f) The Collateral listed on the Schedules hereto are subsisting and no portion of the Collateral has been judged by a court to be invalid, unpatentable, or unenforceable, in whole or in part, and all of the Collateral is, to the best of the Company's knowledge, valid and enforceable, except as set forth on the Schedules hereto.

            (g) The Company has not granted any license, release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the Collateral other than such licenses, releases, covenants and assurances listed on the Schedules hereto. The Company covenants that it will (i) not surrender, sell, encumber, or otherwise dispose of any Collateral in excess of $25,000 per year, or any right or interest therein except in the ordinary course of business, and (ii) keep the Collateral free of all levies and security interests or other liens or charges, except those arising in the ordinary course of business, or approved in writing by the Agent, which approval shall not be unreasonably withheld.

            (h) The Company's principal place of business and all of the records concerning the Collateral are located, is at 1675 Broadway, New York, New York 10019. All of the Collateral is located at 1675 Broadway, New York, New York 10019 (which is in New York County) and 1025 West Nursery Road, Lithicum, Maryland 21090 (which is in Anne Arundel County). The Company will not change its principal place of business or remove its records or change the location of the Collateral unless it gives the Agent at least 30 days prior written notice thereof (or 5 days prior written notice if the new location of the Collateral is within New York County) and has taken such action as is necessary to cause the security interest of the Agent in the Collateral to continue to be perfected.

            (i) No authorization, consent, approval or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is currently or is reasonably expected to be required either for the making by the Company of the assignments and the granting by the Company of the liens and security interests made and granted hereby or for the execution, delivery or performance of this Agreement by the Company.

            (j) The Company has no knowledge of the existence of any right or claim under any patent that would preclude the Company from making, having made for it, importing or exporting, or having imported or exported for it, selling, or using any product currently made by it, being made for it or sold or used by it or materially interfere with the ability of the Company to carry on its business as currently carried on.

            (k) No claim has been made, and the Company has no knowledge of any claim that is likely to be made, that the use by the Company of any Collateral does or may violate the rights of any person.

            (l) The Company will (i) do all acts that may be necessary to maintain, preserve and protect the Collateral, (ii) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or the other Transaction Documents, or any applicable law, statute, regulation or ordinance or any policy of insurance covering the Collateral, (iii) appear in and defend any action or proceeding which affects its title to or the Agent's interest in the Collateral, (iv) keep the Collateral in good condition and repair and not cause or permit any waste or unusual or unreasonable depreciation of the Collateral, (v) at the reasonable request of the Agent at any time and from time to time, mark the Company's records and all evidence of the collateral to indicate clearly the Agent's security interest therein, and (vi) at any time and from time to time upon reasonable request by the Agent, promptly give to the Agent any information relating to the Collateral which the Agent may reasonably request.

            SECTION 4. Further Assurances.

            (a) The Company agrees that from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents, and take all reasonable further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to (i) continue, perfect and protect any security interest granted or purported to be granted hereby or (ii) enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any part of the Collateral. The Company will, upon the request of the Agent, execute a Collateral Assignment of Intellectual Property in the form attached hereto (and with any revisions necessary so as to make it acceptable with the appropriate authorities and binding) with respect to any patents, patent applications, copyrights and copyright applications which form part of the Collateral for filing with the United States Patent and Trademark Office. Without limiting the generality of the foregoing, the Company will execute and file such financing or continuation statements, endorsements, assignments, vehicle registration documents and other documents, agreements, and writings (including, without limitation, subordination agreements and intercreditor agreements) and such other instruments or notices, or any amendments thereto, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

            (b) The Company hereby authorizes the Agent at the expense of the Company to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Company where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) The Company will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral, including, without limitation, any sublicensing of Collateral by the Company, and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

            (d) The Company agrees that, should it obtain an ownership interest in any patent, patent application, trademark, or trademark application which is not now identified in the Schedules hereto or in any other asset which is not included in the Schedules hereto, (i) the Company shall give prompt written notice thereof to the Agent, (ii) the provisions of Section 1 shall automatically apply to such Collateral, (iii) the Company shall execute a collateral Assignment of Intellectual Property with respect to such Collateral, and (iv) such additional ownership interest shall automatically become part of the Collateral. The Company authorizes the Agent to modify this Agreement by amending the Schedules hereto to include any additional ownership interest that become part of the Collateral under this Section.

            (e) With respect to any patent or patent application necessary to the conduct of the business of the Company, the Company agrees to take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or in any court to maintain and pursue where appropriate, rights in the Collateral (including each patent application now or hereafter included in the Collateral), including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition and infringement proceedings. Any expenses incurred in connection with such activities shall be borne by the Company. The Company shall not abandon any such right to file a patent application, or abandon any such pending patent application or patent, unless the invention which is the subject of such patent application or patent is not necessary or desirable in the conduct of the business of the Company in such country or political subdivision.

            (f) The Company agrees to notify the Agent immediately and in writing if the Company learns of any adverse determination or any development (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any material item of the Collateral, unless, in each such case, the material that is the subject of such Collateral is not necessary or desirable in the conduct of the business of the Company.

            (g) In the event that the Company becomes aware that any item of the Collateral is materially infringed or misappropriated by a third party, the Company shall promptly notify the Agent and if necessary or desirable in the conduct of the business of the Company, shall promptly sue for infringement or misappropriation and for recovery of all damages caused by such infringement or misappropriation, and shall take such other actions as the Company shall deem appropriate under the circumstances to protect such Collateral. Any expense incurred in connection with such activities shall be borne by the Company. The Company shall have sole control over the prosecution and settlement of such actions and Agent and Purchasers shall cooperate fully with the Company and shall be named parties, if necessary, in any such actions.

            (h) The Company shall continue to mark its products with the number of appropriate patents in accordance with the existing practices of the Company.

            SECTION 5. Transfers and Other Liens. The Company shall not, without the prior written consent of the Agent:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by Section 3(g) of this Agreement;

            (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for the liens and security interests described in the Schedules hereto, or

            (c) take any other action in connection with any of the Collateral that would impair the value of the interests or rights thereunder of the Company such that the interests or rights of the Agent in the Collateral taken as a whole would be materially impaired.

            SECTION 6. Agent Appointed Attorney-in-Fact. The Company hereby irrevocably appoints the Agent as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Agent's reasonable discretion and in good faith, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, only in the event the Company refuses to take such action after being requested to do so by the Agent and such action is necessary and desirable in the conduct of the business of the Company, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

            SECTION 7. Agent May Perform.

            (a) If the Company fails to perform any agreement contained herein, the Agent may perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be paid by the Company under
Section 10(b).

            (b) The Agent or its designated representatives, shall have the right, during normal business hours at any reasonable time and from time to time, with 48 hours notice, to inspect the premises of the Company and to examine the books, records and operations of the Company relating to the Collateral.

            (c) The Agent shall have the right but in no way shall be obligated to bring suit in its own name or in the name of the Company to enforce any part of the Collateral only in the event the Company refuses to take such action after being reasonably requested in good faith to do so by the Agent and such action is necessary and desirable (as reasonably determined by the Agent) in the conduct of the business of the Company. The Company shall at the reasonable request of the Agent do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement. Upon demand, the Company shall promptly reimburse and indemnify the Agent for all reasonable costs and expenses incurred by the Agent in the exercise of its rights under this Section.

            SECTION 8. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect the Purchasers' interest in the Collateral and shall not impose any personal liability or any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty or any personal liability as to any Collateral or as to the taking of any necessary steps to preserve rights against the other parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral are accorded treatment substantially equal to that which the Agent accords its own property and it has not committed wilful misconduct in the care and preservation of the Collateral.

            SECTION 9. Remedies. If an Event of Default shall have occurred and be continuing:

            (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to the Agent, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the state of New York at the time (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) exercise any and all rights and remedies of the Company in respect of the Collateral, (ii) require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or any part of the documents embodying the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both the Agent and the Company, (iii) file any Assignments of Intellectual Property with the United States Patent and Trademark Office, and (iv) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Upon the occurrence of an Event of Default, the Company's rights to the Intellectual Property subject to this Agreement shall be unconditional. The Company agrees that at least ten (10) days' notice to the Company of the time and place of any public or private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All payments received by the Company under or in connection with any of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Company and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).

            (c) All payments made under or in connection with or otherwise in respect of the Collateral, and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 10) in whole or in part by the Agent for the benefit of the Purchasers, ratably among the Purchasers, against all or any part of the remaining Obligations, in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

            SECTION 10. Indemnity and Expenses.

            (a) The Company agrees to indemnify the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement or the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or wilful misconduct as determined by a final judgment of a court of competent jurisdiction.

            (b) The Company will upon demand pay to the Agent the amount of any and all reasonable expenses, including, without limitation the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Agent or the Purchasers hereunder, or (iii) the failure by the Company to perform or observe any of the provisions hereof.

            SECTION 11. Acceptance of Agency. The Agent hereby accepts its duties as Agent hereunder for the Purchasers. The Agent shall not be entitled to compensation for any services rendered by it in the exercise and performance of any of its duties hereunder.

            SECTION 12. Certain Matters Regarding the Agent.

            (a) The Agent in its individual or any other capacity may be or become the owner of Notes with the same rights it would have if it were not the Agent.

            (b) There shall at all times be an Agent hereunder.

            (c) The Agent at any time may be removed from the agency and trusts hereby created, by the Purchasers of a majority in principal amount of the Notes then outstanding (the

"Majority Purchasers") upon written notice thereof to the Agent and the Company and a successor Agent shall be appointed by the Majority Purchasers.

            If at any time the Agent shall become incapable of acting (including without limitation by reason of death or disability), or shall be adjudged bankrupt or insolvent, or a receiver of the Agent or of its property shall be appointed, or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Agent shall be deemed to have been removed from the agency and trusts hereby created and the Company shall promptly notify the Majority Purchasers in writing who shall have the right to appoint a successor Agent as if such Agent had been removed pursuant to the preceding paragraph.

            Any removal of the Agent and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in paragraph (d) below.

            (d) Any successor Agent appointed as provided in paragraph (c) shall execute, acknowledge and deliver to the Company and to its predecessor Agent an instrument accepting such appointment hereunder, and thereupon the removal of the predecessor Agent shall become effective and such successor Agent, without any further action, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor Agent hereunder, with the like effect as if originally named as Agent herein. The predecessor Agent shall transfer all Collateral to the successor Agent and execute and deliver such instruments, and do such other things, as reasonably may be required for more fully and certainly vesting and confirming in the successor Agent all such rights, powers, duties and obligations.

            Upon acceptance of appointment by a successor Agent as provided in this Section, the Company shall mail notice of the succession of such Agent hereunder to all Purchasers at the address for each Purchaser set forth next to his or her or its name on the signature page of the Purchase Agreement. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Agent, the successor Agent shall cause such notice to be mailed at the expense of the Company.

            SECTION 13. Limitation on Rights of Purchasers. No Purchaser (except as expressly provided herein) shall have any right to control in any manner the operation, management, foreclosure or liquidation of the Collateral, or the obligations of the parties hereto.

            No Purchaser shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Purchaser previously shall have given to the Agent a written notice of default and of the continuance thereof, and unless also the Majority Purchasers shall have made written request upon the Agent to institute such action, suit or proceeding in its own name as Agent hereunder and shall have offered to the Agent such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Agent, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being covenanted expressly by each Purchaser with each other Purchaser and the Agent, that no one or more Purchasers shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of any other Purchaser, or to obtain or seek to obtain priority over or preference to any other such Purchasers. For the protection and enforcement of the provisions of this Section, each and every Purchaser and the Agent shall be entitled to such relief as can be given either at law or in equity.

            SECTION 14. Acts of Purchasers. (a) Except as otherwise specifically provided herein, whenever Purchaser approval, authorization, direction, notice, consent, waiver or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Purchasers if agreed to by the Majority Purchasers.

            (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Purchasers may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Purchasers in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where required, to the Company. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Agent and the Company if made in the manner provided in this Section.

            (c) The fact and date of the execution by any Purchaser of any such instrument or writing may be proved in any reasonable manner which the Agent deems sufficient.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by Purchasers pursuant to Section 14(a) above shall bind every holder of every Purchaser in respect of anything done, or omitted to be done, by the Agent in reliance thereon, whether or not notation of such action is made upon such security.

            (e) The Agent may require such additional proof of any matter referred to in this Section as it shall deem reasonably necessary.

            SECTION 15. Amendment. This Agreement may be amended from time to time by the Company and the Agent, but without the consent of any Purchaser, (a) to cure any ambiguity or to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (b) to add to the duties or obligations of the Agent hereunder, or (c) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that in each case such action shall not, as evidenced by an opinion of counsel to the Company, adversely affect in any material respect the interests of any Purchaser.

            This Agreement also may be amended from time to time by the Company and the Agent, with the consent of the Majority Purchasers, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions or requirements of this Agreement; provided, however, that no such amendment or waiver shall (i) effectively reduce in any manner the amount of, or delay the timing of, the amounts to be distributed on the Notes, or (ii) alter the percentage of Purchasers required to consent to any such amendment, unless such amendment or waiver is consented to by all Purchasers.

            Promptly after the execution of any such amendment the Agent shall furnish written notification of the substance of such amendment to each Purchaser.

            SECTION 16. Notices. All notices, consents and other communications under this Note shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties complying as to delivery with this Section):

            (a)   if to the Company:

            QuietPower Systems, Inc.
            1675 Broadway
            New York, NY   10019
            Attention:  Eric W. Jacobson
            Telecopier No.: (212) 830-7298

            with a copy to:

            Breslow & Walker LLP
            767 Third Avenue
            New York, NY   10017
            Attention:   Gary T. Moomjian, Esq.
            Telecopier No.: (212) 888-4955

            (a) if to the Purchasers, at the address for each Purchaser set forth next to his or her or its name on the signature page of the Purchase Agreement.

            (b)   if to the Agent:

            QPS Bridge, LLC
            1330 Avenue of the Americas, 36th Floor
            New York, NY  10019
            Attention:  Stephen D. Weinroth
            Telecopier No.:   (212) 399-1954

            with a copy to:

            Shereff, Friedman, Hoffman & Goodman, LLP
            919 Third Avenue
            New York, New York 10022
            Attention:   Robert M. Friedman Esq.
            Telecopier No.: (212) 758-9526

            SECTION 17. Continuing Ownership Rights; Continuing Security Interest; Release of Collateral and Termination of this Agreement.

            (a) This Agreement shall create continuing ownership rights in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations, (ii) be binding upon the Company, its successors and assigns, and (iii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Purchasers and their respective successors, transferees and assigns. The term "Purchasers" as used herein shall include all successors, transferees and assigns of the original Purchasers.

            (b) This Agreement shall terminate, the assignments made, and the liens and security interests and other rights granted hereby shall terminate and all rights to the Collateral shall revert to the Company upon the payment in full of the Obligations. Upon any such termination, the Agent and the Purchasers will, at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination and reversion.

            SECTION 18. Definitions; Entire Agreement. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Purchase Agreement. This Agreement, the Purchase Agreement, the Intercreditor Agreement, the Notes, the Warrants and the Registration Rights Agreements contain the entire agreement between the parties with respect to the transactions contemplated hereby.

            SECTION 19. Severability. If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

            SECTION 20. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of the United States or any other jurisdiction other than the State of New York.

            SECTION 21. Consent to Jurisdiction. The Company and the Purchasers hereby consent to the jurisdiction of the state and federal courts of New York for all disputes arising under this Agreement.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             QUIETPOWER SYSTEMS, INC.


                                             By:/s/ Jonathan M. Charry
                                                 ---------------------------
                                                 Name:Jonathan M. Charry
                                                 Title:President

Agreed and consented to as of the date first above written:

QPS BRIDGE, LLC, AS AGENT
By: Andersen, Weinroth & Co., L.P., Manager


By: /s/ Stephen Weinroth
    ---------------------------
    Name:Stephen Weinroth
    Title:General Partner